FOR IMMEDIATE RELEASE

EVERYWARE GLOBAL, INC. AND ROI ACQUISITION CORP. ANNOUNCE EXECUTION

OF MERGER AGREEMENT. BUSINESS COMBINATION VALUES EVERYWARE AT

ENTERPRISE VALUE OF APPROXIMATELY $420 MILLION

Transaction Provides EveryWare with Access to Public Markets to Support Growth Initiatives

Monomoy Capital Partners Retains a Majority Interest in Post-Merger Company

New York, NY – January 31, 2013 – EveryWare Global, Inc. (“EveryWare”), a leader in the consumer tabletop and foodservice markets, and ROI Acquisition Corp. (“ROI”) (NASDAQ: ROIQ; ROIQW; ROIQU), a special purpose acquisition company, today announced the execution of a merger agreement for their business combination transaction. The transaction, when consummated, will provide the post-merger company (the “Company”) with access to the public markets to support the Company’s next stage of strategic growth initiatives, including international expansion, product line extensions and strategic acquisitions.

EveryWare Highlights

▪	Leading market position – #1 or #2 market share position in key product categories served by the Company
▪	Significant domestic and international market opportunities to achieve outstanding growth
▪	Proven record of growth achieved through internal development and accretive acquisitions
▪	Attractive operating and financial profile characterized by high returns on invested capital and substantial gross margins
▪	Significant capacity within existing infrastructure for achieving additional growth
▪	World class management team with significant relevant experience and proven ability to execute growth in both domestic and international markets
▪	Business Combination values EveryWare at an enterprise value of approximately $420 million

EveryWare, owned primarily by funds managed by Monomoy Capital Management, LLC (“Monomoy”), is one of the world’s largest designers, manufacturers and marketers of tabletop and food preparation products for the consumer and foodservice markets. ROI, a special purpose acquisition company sponsored by affiliates of Clinton Group, Inc., holds approximately $75 million of cash in its trust account.

Following the merger, ROI will be renamed EveryWare Global, Inc. and will apply to continue the listing of its common stock on the Nasdaq Stock Market following the merger under the ticker symbol “EVRY”. Post-transaction, the EveryWare management team is expected to remain with the Company under the continued leadership of Chief Executive Officer and President, John Sheppard. Sheppard stated, “The merger will provide EveryWare with access to the public markets to achieve our strategic goals and better position the Company to increase market share and drive international growth.”

Daniel Collin, EveryWare’s current Chairman of the Board and a partner of Monomoy will serve as Chairman of the Company, post-transaction. Mr. Collin commented, “We are proud to continue our commitment to the EveryWare platform through this transaction with our new partner, ROI. Together with management, we intend to aggressively pursue a path to further growth as we broaden our product portfolio and global reach.”

Thomas J. Baldwin, Chairman and Chief Executive Officer of ROI, who will become Vice Chairman of the Company post-transaction, said, “We are excited to deliver this attractive transaction to our stockholders and look forward to partnering with a world-class company, an outstanding management team and a leading private equity firm, Monomoy, to continue EveryWare’s impressive history of profitable growth.”

EveryWare Financial Highlights

EveryWare expects to report Adjusted EBITDA of $54.9 million for the year ended December 31, 2012, an increase of 53% from $35.9 million of Adjusted EBITDA for the year ended December 31, 2011. Adjusted EBITDA for the year ended December 31, 2011 includes results for the two months ended December 31, 2011 following the Oneida acquisition and twelve months ended December 31, 2011 for the historic Anchor Hocking business. For the year ended December 31, 2013, EveryWare projects Adjusted EBITDA of approximately $61.1 million.

Adjusted EBITDA for the years ended December 31, 2011 and December 31, 2012 is derived from financial statements that are unaudited and subject to change. Actual results remain subject to the completion of management’s and the board of directors’ final review, as well as the fiscal year 2011 and fiscal year 2012 consolidated audits by EveryWare’s independent registered public accounting firm. These preliminary estimates should not be viewed as a substitute for full financial statements prepared in accordance with generally accepted accounting principles, which will be set forth in the proxy statement to be delivered to ROI’s stockholders.

Summary of Business Combination Transaction

Under the terms of the merger agreement, EveryWare will merge into a subsidiary of ROI at the closing of the transaction and EveryWare’s existing stockholders will receive cash consideration of between $90 million and $107.5 million and shares of common stock of ROI, representing between 69.4% and 59.4% of the post-merger company, and ROI’s existing stockholders will retain an ownership interest of between 23.1% and 33.0% of the post-merger company (depending on the level of redemptions by existing ROI investors and the aggregate proceeds from the proposed debt refinancing and disregarding warrants to purchase ROI’s common stock, which will remain outstanding following the merger). In addition, EveryWare stockholders will receive 3,500,000 shares of ROI common stock that are subject to forfeiture if certain performance conditions are not satisfied in the future.

The cash currently held in ROI’s trust account and the proceeds from the proposed debt refinancing will be used to fund the cash payment to the current owners of EveryWare, any redemption by public stockholders of their common stock in ROI, the refinancing of an estimated $183.1 million of EveryWare indebtedness and the payment of deferred underwriting fees and other transaction expenses. ROI currently intends to finance the foregoing with between $246.0 million and $256.0 million in borrowings.

Lampert Debt Advisors is serving as the financial advisor to EveryWare. Deutsche Bank is providing advisory services to ROI. Legal counsel to EveryWare is Kevin L. Morris and Carol Anne Huff of Kirkland & Ellis LLP. Legal counsel to ROI is Joel Rubinstein of McDermott Will & Emery LLP.

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The transaction is expected to be completed in the second quarter of 2013 pending ROI stockholder approval, the receipt of proceeds from the proposed debt refinancing sufficient to finance the cash merger consideration when taken together with the proceeds of ROI’s trust account and other customary closing conditions. Additional information about the transaction, as well as EveryWare operations and historical financial information is contained in the investor presentation filed by ROI today with the Securities and Exchange Commission. Interested parties should visit the SEC website at www.sec.gov.

The description of the transaction contained herein is only a summary and is qualified in its entirety by reference to the definitive agreement relating to the transaction, a copy of which will be filed by ROI with the SEC as an exhibit to a Current Report on Form 8-K.

EveryWare and ROI will host a conference call to discuss the proposed business combination with the investment community on Friday, February 1, 2013 at 8:30 AM EST. A webcast of the call will be available at http://roiacorp.com/. Investors may also participate in the conference call by dialing (888) 753-4238 in the United States or (706) 643-3355 from outside the U.S. The conference call I.D. number is 95625940. A replay of the call can be accessed through February 8, 2013 by dialing (800) 585-8367 in the United States or (404) 537-3406 for outside the U.S. The conference I.D. number is 95625940.

About EveryWare

EveryWare is one of the world’s leading designers and sellers of tabletop and food preparation products for the consumer and foodservice markets. It is also the largest supplier of dinnerware to the foodservice industry in North America. The Company operates in the United States, Canada, Mexico, Latin America, Europe and Asia. EveryWare’s global platform allows the Company to market and distribute internationally its total portfolio of products including flatware, dinnerware, crystal stemware, glassware, serveware, cutlery, buffetware, candle glass, floral glass, spirit bottles, kitchen tools and gadgets and kitchen accessories. Driven by devotion to design, EveryWare is a leading global marketer of trusted brands in dining and food preparation and is recognized for providing quality tabletop and kitchen solutions. EveryWare was formed through the merger of Anchor Hocking and Oneida in March of 2012.

About ROI Acquisition Corp.

ROI Acquisition Corp. is a special purpose acquisition company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination involving ROI Acquisition Corp. and one or more businesses. ROI Acquisition Corp. is a Delaware corporation formed in 2011. Its securities are traded on NASDAQ under the ticker symbols ROIQ, ROIQW and ROIQU.

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Non-GAAP Financial Measures

This press release includes projected 2013, estimated 2012 and actual 2011 Adjusted EBITDA of EveryWare, which are non-GAAP financial measures. Adjusted EBITDA is calculated as earnings before interest and taxes plus depreciation and amortization, restructuring expenses, certain acquisition/merger-related transaction fees, inventory writedown, management fees and reimbursed expenses paid to current EveryWare shareholders that will not continue following the proposed business combination. Restructuring items include consulting and legal fees, recruiting costs and other transaction costs associated with the Oneida acquisition, severance expense, consultant costs, recruiting expense and reimbursed expenses for existing EveryWare shareholders. Acquisition/merger-related transaction fees relate solely to either the November 2011 acquisition of Oneida or the March 2012 merger/refinancing of EveryWare and not the proposed business combination with ROI; they include Oneida acquisition expenses, a reversal for the cancellation of the Oneida retiree life insurance liability, a prepayment fee to retire the Anchor Hocking state debt upon the March 2012 refinancing, merger-related expenses, employee sale bonuses and severance expense, and early termination fees associated with the Canadian warehouse closure. Other items include benefits from foreign exchange gains, gains or losses on the disposal of fixed assets, a reversal of an accounts receivable write down and adjustments for environmental reserve increases and non-cash stock-based compensation. 2013E and 2012 Adjusted EBITDA have been further adjusted to give pro forma effect to (i) the full-year impact of certain cost improvements implemented within the applicable fiscal year, (ii) the expected benefit of the unwind of a natural gas hedge and (iii) the estimated increased expenses of operating as a public company. Further detail, along with an EBITDA reconciliation, can be found in the investor presentation filed with the SEC. EveryWare believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to EveryWare’s financial condition and results of operations. EveryWare’s management uses these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and EveryWare’s board of directors. EveryWare believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other consumer products companies, many of which present similar non-GAAP financial measures to investors. Management of EveryWare does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results. You should review the Company’s audited financial statements, which will be presented in ROI’s proxy statement to be filed with the SEC and delivered to ROI’s stockholders, and not rely on any single financial measure to evaluate EveryWare’s business. Please note that wherever referenced, 2011 results include financial results for the two months ended December 31, 2011 for Oneida and 12 months ended December 31, 2011 for Anchor Hocking. All financial information included in this press release is unaudited and is subject to change.

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ADDITIONAL INFORMATION ABOUT THE TRANSACTION AND WHERE TO FIND IT

In connection with the proposed business combination between EveryWare and ROI, ROI intends to file with the SEC a preliminary proxy statement and mail a definitive proxy statement and other relevant documents to ROI’s stockholders. This press release does not contain all the information that should be considered concerning the business combination. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed business combination. ROI stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto, and the definitive proxy statement in connection with ROI’s solicitation of proxies for the special meeting to be held to approve the transactions contemplated by the proposed business combination because these materials will contain important information about EveryWare, ROI and the proposed transactions. The definitive proxy statement will be mailed to ROI stockholders as of a record date to be established for voting on the proposed transactions. Stockholders will also be able to obtain a copy of the preliminary proxy statement and definitive proxy statement once they are available, without charge, at the SEC’s website at http://www.sec.gov, or by directing a request to ROI Acquisition Corp., 9 West 57th Street, Floor 26, New York, New York 10019, tel. (212) 825-0400, Attention: Joseph A. De Perio.

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PARTICIPANTS IN THE SOLICITATION

ROI and its directors and officers may be deemed participants in the solicitation of proxies to ROI’s stockholders with respect to the transaction. A list of the names of those directors and officers and a description of their interests in ROI is contained in ROI’s prospectus dated February 24, 2012, which was filed with the SEC on February 27, 2012, and will also be contained in the definitive proxy statement for the proposed business combination when available.

FORWARD LOOKING STATEMENTS

This press release includes "forward looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward looking statements include statements with respect to financial and operating performance, strategies, prospects and other aspects of the businesses of ROI, EveryWare and the combined company after completion of the proposed business combination, and are based on current expectations that are subject to risks and uncertainties.

A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward looking statements. These factors include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and Plan of Merger for the business combination (the "Business Combination Agreement"); (2) the outcome of any legal proceedings that may be instituted against ROI, EveryWare or others following announcement of the Business Combination Agreement and transactions contemplated therein; (3) the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the stockholders of ROI or other conditions to closing in the Business Combination Agreement; (4) the ability to meet Nasdaq’s listing standards following the merger; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its management and key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that EveryWare may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated in ROI’s definitive proxy statement, including those under “Risk Factors” therein, and other filings with the Securities and Exchange Commission (“SEC”) by ROI. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and ROI and EveryWare undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

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Contacts:

Whit Clay

Sloane & Company

(212) 446-1864

wclay@sloanepr.com

Connie Laux

Clinton Group, Inc.

(212) 825-0400

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